                                                                    EXHIBIT 10.5
                                                              (Free Translation)

                             SUBSCRIPTION AGREEMENT

By this Subscription Agreement dated as of February 4, 2005 (the "Agreement"), the parties:

(I) GLOBO COMUNICACOES E PARTICIPACOES S.A., a corporation organized and validly existing under the laws of the Federative Republic of Brazil ("Brazil"), with principal place of business at Avenida Afranio de Melo Franco, 135, Leblon, in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 27.865.757/0001-02, hereby represented by its legal representatives in accordance with its by-laws, hereinafter simply referred to as "Globopar";

(II) DISTEL HOLDING S.A., a corporation organized and validly existing under the laws of Brazil, with principal place of business at Avenida Afranio de Melo Franco, 135, Part, Leblon, in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 00.065.376/0001-84, hereby represented by its legal representatives in accordance with its by-laws, hereinafter simply referred to as "Distel";

(III) ROMA PARTICIPACOES LTDA., a corporation organized and validly existing under the laws of Brazil, with principal place of business at Avenida Afranio de Melo Franco, 135, 5th floor, Leblon, in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 62.143.623/0001-70, hereby represented by its legal representatives in accordance with its by-laws, hereinafter simply referred to as "Romapar" and together with Globopar and Distel, the "Shareholders"; and

(IV) TELEFONOS DE MEXICO, S.A. DE C.V., a corporation organized and validly existing under the laws of Mexico, with its principal place of business at Parque Via, 198, Colonia Cuahtemoc, CP 06599, Mexico City, Mexico, hereby represented by its legal representative, Mr. Sergio Rodriguez Molleda, hereinafter simply referred to as "Telmex";

(V) NET SERVICOS DE COMUNICACAO S.A., a corporation organized and validly existing under the laws of Brazil, with its principal place of business at Rua Verbo Divino, 1356, 1st floor, in the City of Sao Paulo, State of Sao Paulo, Brazil, enrolled with the CNPJ/MF under No. 00.108.786/0001-65, hereby represented by its legal representatives in accordance with its by-laws, hereinafter simply referred to as "Net";

Telmex, the Shareholders and Net hereinafter collectively referred to as "Parties" and individually as "Party".

WHEREAS:

(a) The Shareholders are the holders of the majority of the common shares of Net;

(b) Net is currently under the process of restructuring its capital, pursuant to the terms set forth in the commitment letters (including the instrument attached thereto, named Net Term Sheet) entered into by and among Net and certain Net creditors (each pursuant to substantially identical terms) on June 2004 (the "Commitment Letters" and the "Indebtedness l Restructuring");

(c) the Indebtedness Restructuring, among other transactions, will involve the issuance by Net of 745,147,153 common shares (the "New Common Shares") and 1,079,874,843 preferred shares (the "New Preferred Shares") at a price per share of R$0.35 (the "Subscription Price") in a private offering in which all of the existing holders of common and preferred shares of Net will have subscription preemptive rights (the "Offering"), as approved by the Board of Directors of Net, in a meeting held on November 3, 2004, which copy of the Minute is attached hereto as Exhibit A;

(d) on June 27, 2004 Telmex, the Shareholders and GB Empreendimentos e Participacoes S.A. ("GB"), entered into a certain Share Purchase Agreement, as amended on September 17, 2004, October 29, 2004, and November 25, 2004, pursuant to which (i) Telmex agreed to subscribe for the New Preferred Shares and the Shareholders, directly or through GB, agreed to subscribe for the New Common Shares, in each case, subject to the subscription preemptive rights of Net's existing shareholders, and (ii) the Shareholders agreed to sell a portion of such New Common Shares to Telmex (the "Share Purchase Agreement"), a copy of which together with its 1st, 2nd and 3rd Amendments were delivered to Net;

(e) in accordance with the Share Purchase Agreement, the Parties now wish to confirm the terms upon which the Shareholders and Telmex will subscribe for all or a portion of the New Common Shares and all or a portion of the New Preferred Shares;

NOW THEREFORE, the Parties have agreed to enter into this Agreement in accordance with the following terms and conditions:

SECTION ONE -OBLIGATIONS OF TELMEX

1.1. Subject to the terms and conditions set forth herein, Telmex hereby irrevocably undertakes to, upon the fulfillment of all the conditions precedent listed in Section 3, (a) subscribe for a total of 179.906.550 New Preferred Shares (the "Allocated New Preferred Shares") at the Subscription Price, pursuant to the preemptive rights which has been assigned by the Shareholders with respect to the Allocated New Preferred Shares as provided for in the Share Purchase Agreement and in Section 1.2 below and (b) exercise its subscription preemptive rights in connection with the New Common Shares to be issued by Net in the Offering, in the maximum number allowed by its equity interests in existing common shares of Net, in a price per share equivalent to the Subscription Price (or in the event that such equity interest is held by a subsidiary of Telmex, Telmex shall cause such subsidiary to comply with the provisions of this Sections 1.1 (b)) (the "Telmex New

Common Shares" and together with the Allocated New Preferred Shares, the "Telmex New Shares"). Net shall specify the 30 day period during which the completion of the issuance and sale of the New Preferred Shares and of the New Common Shares shall take place (the "Subscription Period"), upon written notice to Telmex, which notice may only be given upon the fulfillment of all the conditions precedent listed in Section 3 (or waiver by the party entitled to grant such waiver), and Telmex shall, at 12:00pm of the 5th business day from the date of receipt of the referred notice or on any other date that may be agreed among all Parties during the Subscription Period, subscribe for the Telmex New Shares (the "Telmex New Shares Closing Date"). At such Telmex New Shares Closing Date, Telmex shall pay to Net, by wire transfer in immediately available funds, the amount equivalent to the number of Telmex New Shares purchased by Telmex at the Subscription Price and Net shall deliver the Telmex New Shares to Telmex or to Latam do Brasil Participacoes S.A, a corporation organized and validly existing under the laws of Brazil, with principal place of business at Rua Regente Feijo, 166, 16(0) floor, room 1687-A-part, Centro, in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 07.165.506/0001-08 ("Latam"), as instructed in writing by Telmex.

1.2 For purposes of Section 1.1, and as provided for in the Share Purchase Agreement, upon the fulfillment of all the conditions precedent listed in
Section 3, (i) each of the Shareholders hereby irrevocably assigns and transfers to Telmex all their respective subscription preemptive rights in relation to the New Preferred Shares and (ii) Net hereby acknowledges the assignment and transfer of such subscription preemptive rights.

1.3 In the event that, after the expiration of the Subscription Period (the "Expiration Date"), any New Preferred Shares remains unsubscribed (any such shares, the "Remaining New Preferred Shares"), Net shall take all the required proceedings for the conduction of an auction ("Auction") for purposes of selling the Remaining New Preferred Shares at the Sao Paulo Stock Exchange ("BOVESPA") in a period of 30 days counted as from Expiration Date, provided that such Auction shall be conducted in accordance with the provision set forth in article 171, paragraph 7, "a" of Law No. 6.404/76 and CVM Instruction Nr. 400, of December 9, 2003. Net shall specify the date and time the Auction shall be conducted at BOVESPA by means of a 5 business days prior written notice to Telmex (the conduction of the Auction date shall be referred hereto as the "Remaining New Preferred Shares Closing Date").

1.4 Telmex irrevocably and irreversibly undertakes to, upon the receipt of the Net notice referred in Section 1.3 above, place a firm an irrevocable bid to acquire such Remaining New Preferred Shares at the Auction at a price per share equal to the Subscription Price, provided that such bid shall remain valid and in force for a period of 60 days counted as from the Remaining New Preferred Shares Closing Date. At such Remaining New Preferred Shares Closing Date, Telmex shall attend the auction and place a bid in the amount equivalent to the number of Remaining New Preferred Shares multiplied by the Subscription Price. In case the bid placed by Telmex is the winning bid, Telmex shall pay to Net, by wire transfer in immediately available funds, the amount equivalent to the number of Remaining New Preferred Shares purchased by Telmex multiplied by the Subscription Price and Net shall deliver such Remaining New Preferred Shares to Telmex or to Latam, as instructed in writing by Telmex, provided that in the event the bid is subject to a pro rata procedure, Telmex shall acquire and pay for such portion of the Remaining New Preferred Shares as may be allocated to Telmex in accordance with the Auction procedures. Nothing in this section shall prevent Telmex from spontaneously attending the auction at the BOVESPA for the Remaining New Preferred Shares or placing a bid for the Remaining New Preferred Shares at a price higher than the Subscription Price.

SECTION TWO -OBLIGATIONS OF THE SHAREHOLDERS

2.1 Subject to the terms and conditions set forth herein, each of the Shareholders hereby irrevocably undertakes to, upon the fulfillment of all the conditions precedent listed in Section 3, exercise their respective subscription preemptive rights in connection with the New Common Shares to be issued by Net in the Offering, in the maximum number allowed by their respective equity interests in existing common shares of Net, in a price per share equivalent to the Subscription Price. Net shall specify the Subscription Period, upon written notice to the Shareholders, which notice may only be given upon the fulfillment of all the conditions precedent listed in Section 3 (or waiver by the party entitled to grant such waiver), and the Shareholders shall, at 12:00pm of the 5th business day from the date of receipt of the referred notice or on any other date that may be agreed among all Parties during the Subscription Period, subscribe for the New Common Shares (the "New Common Shares Closing Date"), provided that the New Common Shares Closing Date shall occur before or concurrently to the Allocated New Preferred Shares Closing Date. At such New Common Shares Closing Date, the amount equivalent to the number of New Common Shares to be subscribed by each Shareholder multiplied by the Subscription Price (the "New Common Shares Subscription Price") shall be paid by each Shareholder
(i) through the conversion of the credits listed in Schedule 2.1 hereto according to the total outstanding balance of such credits on the New Common Shares Closing Date (the "Conversion Amount") and (ii) the difference between the Conversion Amount and the New Common Shares Subscription Price shall be paid to Net, by wire transfer in immediately available funds, and Net shall deliver to each such Shareholder the New Common Shares subscribed thereby.

2.2. In the event that, after the Expiration Date, any New Common Shares remain unsubscribed (any such shares, the "Remaining New Common Shares"), Net shall take all the required proceedings to include such Remaining New Common Shares in the Auction, in accordance with Section 1.3 referred above, specifying the date and time the Auction shall be conducted at BOVESPA by means of a 5 business days prior written notice to the Shareholders (the conduction of the Auction date shall be referred hereto as the "Remaining New Common Shares Closing Date").

2.3. The Shareholders irrevocably and irreversibly undertake to, upon receipt of the Net notice referred in Section 2.2 above, place a firm an irrevocable bid to acquire such Remaining New Common Shares at the Auction, provided that such bid to be valid and in force for a period of 60 days counted as from the Remaining New Common Shares Closing Date. Net shall specify the date and time on which the auction shall take place upon at least 5 business days' prior written notice to the Shareholders (the "Remaining New Common

Shares Closing Date"). At such Remaining New Common Shares Closing Date, the Shareholders shall attend the auction and place a bid in the amount equivalent to the number of Remaining New Common Shares multiplied by the Subscription Price. In case the bid placed by the Shareholders is the winning bid, the Shareholders shall pay to Net, by wire transfer in immediately available funds, the amount equivalent to the number of Remaining New Common Shares purchased by the Shareholders at the Subscription Price and Net shall deliver such Remaining New Common Shares to the Shareholders or their nominee, provided that in the event that the bid is subject to a pro rata procedure, the Shareholders shall acquire and pay for such portion of the Remaining New Common Shares as may be allocated to the Shareholders in accordance with the Auction procedures. Nothing in this section shall prevent the Shareholders from spontaneously attending the auction at the BOVESPA for the Remaining New Common Shares or placing a bid for the Remaining New Common Shares at a price higher than the Subscription Price.

2.4. For purposes of Sections 2.1 through 2.3, a portion or all of the New Common Shares or the Remaining New Common Shares shall be subscribed by any of the Shareholders or by GB, as such rights and obligations may be allocated among the Shareholders and GB, at Shareholders sole discretion.

SECTION THREE - CONDITIONS PRECEDENT

3.1 The obligations of Telmex set forth herein shall be subject to the fulfillment of the following conditions precedent: (A) all conditions precedent set forth in Section 5.1 of the Share Purchase Agreement and listed in Schedule
3.1 hereto shall have been fulfilled (or waived by Telmex, as the case may be);
(B) the representations and warranties referred to in Section 5.1(g) of the Share Purchase Agreement shall be true and correct in all material respect on the Allocated New Preferred Shares Closing Date; and (C) the Indebtedness Restructuring shall have been successfully achieved as provided for in the Transaction Documents (as defined in the Commitment Letter), by means of the fulfillment (or waiver by the party entitled to grant such waiver) of all conditions precedent provided for in such Transaction Documents for the completion of the Indebtedness Restructuring, except exclusively with respect to
(i) the subscription obligation of shares newly issued by Net and corresponding payment provided under this Agreement and (ii) payments to the creditors under the Transaction Documents (which payments will occur on or after the New Common Shares Closing Date and the Allocated New Preferred Shares Closing Date).

3.2 The obligations of the Shareholders set forth herein are subject to fulfillment of the following conditions precedent: (A) all conditions precedent set forth in Section 5.2 of the Share Purchase Agreement and listed in Schedule
3.2 hereto shall have been fulfilled (or waived by the Shareholders, as the case may be); (B) the representations and warranties referred to in Section 5.1(h) of the Share Purchase Agreement shall be true and correct in all material respect on the New Common Shares Closing Date; and (C) the Indebtedness Restructuring shall have been successfully achieved as provided for in the Transaction Documents (as defined in the Commitment Letter), by means of the fulfillment (or waiver by the party entitled to grant such waiver) of all conditions precedent provided for in such

Transaction Documents for the completion of the Indebtedness Restructuring, except exclusively with respect to(i) the subscription obligation of shares newly issued by Net and corresponding payment provided under this Agreement and
(ii) payments to the creditors under the Transaction Documents (which payments will occur on or after the New Common Shares Closing Date and the Allocated New Preferred Shares Closing Date.

3.3 Each of the Parties hereto shall immediately inform the other Parties upon the fulfillment of each of the conditions set forth in Sections 3.1 and 3.2 above coming to its knowledge. For purpose of this Section 3.3, the Parties acknowledge that, on the date hereof, the conditions precedent listed in
Schedule 3.3 hereto have been fulfilled.

SECTION FOUR - REPRESENTATIONS AND WARRANTIES

4.1   Telmex hereby represents and warrants to the Shareholders that:

      (a) it is a corporation duly organized and validly existing under the laws of Mexico;

      (b) it has all legal and corporate powers and authority to execute and deliver this Agreement and to perform all of its obligations set forth herein;

      (c) the execution and delivery of this Agreement and the performance of its obligations set forth herein do not violate any other obligation previously assumed by it;

      (d) this Agreement is a legal, valid and binding obligation of Telmex, enforceable against Telmex in accordance with its terms; and

      (d) Latam it is a corporation duly organized and validly existing under the laws of Brazil, whose capital is totally held directly and indirectly by Telmex.

4.2.  Each of the Shareholders hereby represents and warrants to Telmex that:

      (a) it is a corporation duly organized and validly existing under the laws of Brazil;

      (b) it has all legal and corporate powers and authority to execute and deliver this Agreement and to perform all of its obligations set forth herein;

      (c) the execution and delivery of this Agreement and the performance of its obligations set forth herein do not violate any other obligation previously assumed by it;

      (d) this Agreement is a legal, valid and binding obligation of each of the Shareholders, enforceable against each of the Shareholders in accordance with its terms;

      (e) the Shareholders hold, as of this date, 748.661.284 common shares issued by Net, which represent approximately 90,4% of the total common shares issued by Net as of this date; and

      (f) the Shareholders hold, as of this date, 200.000.000 preferred shares issued by Net, which represent approximately 16,7% of the total preferred shares issued by Net as of this date.

4.3. Net hereby represents and warrants to the Shareholders that:

      (a) it is a corporation duly organized and validly existing under the laws of Brazil;

      (b) it has all legal and corporate powers and authority to execute and deliver this Agreement and to perform all of its obligations set forth herein;

      (c) the execution and delivery of this Agreement and the performance of its obligations set forth herein do not violate any other obligation previously assumed by it;

      (d) this Agreement is a legal, valid and binding obligation of each of Net, enforceable against Net in accordance with its terms;

      (e) as of this date, Net has issued 828.371.343 common shares and
      1.200.484.187 preferred shares; and

      (f) upon the issuance of the New Common Shares and New Preferred Shares, Net will have issued the total of 1.573.518.496 common shares and
      2.280.359.030 preferred shares.

SECTION FIVE - MISCELANEOUS

5.1. Any notice, instruction or other communications required or allowed hereunder shall be made in writing with personal delivery, fac-simile, courier or registered mail, to the address of the Party set forth below, or any other address indicated by such Party to the other Parties:

TO TELMEX:

Telefonos de Mexico, S.A. de C.V.
Parques Via190, oficina 705, Colonia Cuahtemoc
CP 06599 - Cidade do Mexico, Mexico
Attn: Sergio Rodriguez Molleda
Fax: 52 55 92 66 87
C/C:Xavier, Bernardes e Braganca Sociedade de Advogados
Avenida Rio Branco, nr. 1, 14th floor, "A",
Rio de Janeiro, Rio de Janeiro, Brazil
Fax: 55 (21) 2272-9216
Attn: Alberto de Orleans e Braganca or Marcos Medeiros Coelho da Rocha

TO THE SHAREHOLDERS:

c/o GLOBOPAR
Av. Afranio de Melo Franco n(degree) 135, 1(degree) andar
22430-060, Rio de Janeiro - RJ, Brazil
Fax: (21) 2512-6195
Attn: Ronnie Vaz Moreira and Simone Lahorgue Nunes
Fax: (21) 2540-1086
C/C: Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022, U.S.A.
Fax: 1-212-909-6836
Attn: Michael Gillespie
C/C: Souza, Cescon Avedissian, Barrieu e Flesh Advogados
Rua Funchal, 263, Sao Paulo - SP, Brazil
Fax: 55-11-3089-6565
Attn: Maria Cristina Cescon Avedissian

TO NET:

Rua Verbo Divino, 1356, 1(degree) andar, Chacara Santo Antonio
04719-002, Sao Paulo - SP
Brazil
Fax: 55-11-5186-2780
Attention: Andre Muller Borges e/ou Leonardo Porciuncula Gomes Pereira

5.2. If any provision of this Agreement becomes unenforceable for any reason whatsoever, such unenforceability shall not impair or affect any of the remaining provisions of this Agreement.

5.3. Any waiver by either Party of a breach of any provision in this Agreement shall not be considered as a waiver of any subsequent breach of the same or any other provision hereof, except if expressed in writing.

5.4. Any waiver, amendment or modification of any of the terms and conditions of this Agreement shall only be valid in writing and executed by the Parties. This Agreement binds the Parties and their respective successors and assigns.

5.5. The rights, remedies and powers established in this Agreement are cumulative and shall be in addition to the rights, remedies and powers provided by law.

5.6. This Agreement shall be governed and construed in accordance with the laws of Brazil.

5.7. In the event that the conditions precedent listed in Section 3.1 and 3.2 are not fulfilled until June 1, 2005 this Agreement shall terminate without any further liability to any of the Parties.

5.8 This Agreement is not an amendment to the Share Purchase Agreement, which remains in full force and effect, binding Telmex and the Shareholders, under its provisions and of its 1st, 2nd and 3rd Amendments.

5.9. The Parties agree to submit any dispute arising hereunder to the jurisdiction of o the courts of the City of Rio de Janeiro, State of Rio de Janeiro, with the exclusion of any other court, no matter how privileged it may be.

IN WITNESS HEREOF, the Parties executed this Agreement in three (3) identical counterparts, in the presence of the witnesses below.

                                         /s/ Sergio Rodriguez Molleda
                                         ______________________________________
                                         TELEFONOS DE MEXICO, S.A. DE C.V.
                                         By:
                                         Title:

                                         /s/ Roni Vaz Moreira /s/ Jorge Nobrega
                                         ______________________________________
                                         GLOBO COMUNICACOES
                                         E PARTICIPACOES S.A
                                         By:
                                         Title:

   [EXECUTION PAGE OF THE SUBSCRIPTION AGREEMENT DATED FEBRUARY 4, 2005 AMONG TELEFONOS DE MEXICO, S.A. DE C.V., GLOBO COMUNICACOES E PARTICIPACOES S.A.,
 DISTEL HOLDINGS S.A., ROMA PARTICIPACOES LTDA. E NET SERVICOS DE COMUNICACOES
                                     S.A.]

                                         /S/ Rossana Fontende Berto                 /s/ Jorge Nobrega
                                         _________________________________________________________________
                                         DISTEL HOLDINGS S.A.
                                         By:
                                         Title:

                                         /s/ Roni Vaz Moreira                       /s/ Jorge Nobrega
                                         _________________________________________________________________
                                         ROMA PARTICIPACOES LTDA.
                                         By:
                                         Title:

                                         /s/ Leonardo Porciuncula Gomes Pereira     /s/ Andre Muller Borges
                                         __________________________________________________________________
                                         NET SERVICOS DE COMUNICACAO S.A.
                                         By:
                                         Title:

WITNESSES:

_________________________________         _________________________________
Name:                                     Name:
ID:                                       ID:
CPF:                                      CPF:

                                                                              10

                                                                       EXHIBIT A

    COPY OF THE MINUTE OF THE MEETING OF THE BOARD OF DIRECTORS OF NET, HELD
                               ON NOVEMBER 3, 2004

                                                                    SCHEDULE 2.1
                                 LIST OF CREDITS

                                                             SIGNATURE ORIGINAL
                                                                DATE / DUE                           AMOUNT DUE AND
                 DESCRIPTION OF CREDIT  CREDITORS' NAME/       INITIAL DATE        ORIGINAL LOAN  UNPAID UNTIL MARCH
  DEBTORS' NAME        INSTRUMENT           TRUSTEE                DATE                AMOUNT        31, 2004 (1)
---------------  ---------------------  ----------------  ----------------------  -------------  ------------------
Net Servicos     Contrato com IFC(2)   IFC                30/03/199    15/10/20             USD       17.768.800,40
                                                                  5          04   17.100.000,00
Net Servicos     Taxa de Garantia      Globopar           30/03/199    15/10/20                          491.582,70
                 (contrato IFC)                                   5          04
Net Servicos     3a. Emissao de        SLW                01/12/200    01/12/20                    R$ 23.356.545,62
                 Debentures                                       0          03   16.140.000,00
Net Rio          Contrato com IFC(2)   IFC                30/03/199    15/10/20             USD        7.999.553,67
                                                                  5          04    7.700.000,00
Net Rio          Taxa de Garantia      Globopar           30/03/199    15/10/20                          221.311,62
                 (contrato IFC)                                   5          04
DR               Contrato com IFC(2)   IFC                30/03/199    15/10/20             USD        8.311.224,45
                                                                  5          04    8.000.000,00
DR               Taxa de Garantia      Globopar           30/03/199    15/10/20                          229.934,14
                 (contrato IFC)                                   5          04
Net Parana       Contrato com IFC(2)   IFC                30/03/199    15/10/20             USD        2.285.586,80
                                                                  5          04    2.200.000,00
Net Parana       Taxa de Garantia      Globopar           30/03/199    15/10/20                           63.231,89
                 (contrato IFC)                                   5          04
Net Servicos     Mutuo                 Distel Holdings                                                 2.671.282,03
                                       S.A.
Total                                                                                              R$ 63.399.053,32

Ptax 31/03/04 - 2,9086

                                                                    SCHEDULE 3.1

            CONDITIONS - SECTION 5.1 OF THE SHARE PURCHASE AGREEMENT

"5.1 Conditions Precedent to Purchaser's Obligation: Purchaser shall be under no obligation to carry out the Closing unless if the following conditions precedent are implemented and complied with, either before or upon the Closing (without prejudice to Purchaser's right to waive any of the referred conditions):

      (a) granting of Anatel Approval and the making of required presentations with CADE;

      (b) consummation of the Indebtedness Restructuring, considered as the execution by Net of the final Transaction Documents (as defined in the Commitment Letter), which shall include: (i) Net's Capitalization through the issue of common shares at the price per share of thirty-five cents of Real (R$0.35) and (ii) the right of Net to prepay any debt outstanding as a result of the Indebtedness Restructuring at any time without any additional penalty or premium (other than customary breakage costs arising from the prepayment of debts during a LIBOR cycle);

      (c) approval of Net Capitalization, at a general shareholders' meeting or the meeting of the Board of Directors of Net, as the case may be, under the terms and conditions provided for in Section 4;

      (d) evidence, by delivering to Purchaser a statement issued by the financial institution acting as trustee for the shares of Net's capital stock, and/or the subscription lists of New ON Net Shares, that Sellers or their Affiliates (including Newco) have subscribed for all the New ON Shares (other than the leftovers and those shares that may have been subscribed by the other shareholders of Net pursuant to statutory preemptive rights) and as a result are holders, at the time of the Closing, of at least Net-issued common shares representing fifty-five percent (55%) of Net's voting capital, after Net Capitalization has been implemented, free and clear of any Liens, except for restrictions eventually set forth in the Existing Shareholders Agreement and/or in the Shareholders' Agreement of Net and the Shareholders' Agreement of Newco, as the case may be;

      (e) termination of the Existing Shareholders Agreement with respect to the corporate interests held by Bradesplan Participacoes S.A., Bndes Participacoes S.A. - Bndespar, Zero Hora Editora Jornalistica S.A. and RBS Participacoes S.A., and/or the entering into of new arrangements with such shareholders to the Shareholders Agreement of Net with respect to their respective shares in Net, under terms and conditions acceptable to both Sellers and Purchaser;

      (f) compliance, by Sellers, of their material obligations hereunder, including those undertaken in Sections 6.3(a) hereof;

      (g) Sellers' Representations and Warranties provided for in Section 8.1 hereof being true, in their material aspects, as of the date hereof and the Closing date, as if they had been made upon Closing;

      (h)   non-occurrence of any Materially Adverse Event;

      (i) inexistence of any commercial agreements with parties other than Affiliates of Net entered into after January 1st, 2004, which cumulatively
      (i) have an strategic counterparty in relation to material aspects of Net transactions; and (ii) are not in the ordinary course of Net's business; and (iii) have an effective term of three (3) years or more, except if a written consent of Purchaser is previously obtained;

      (j) Net not having effected or agreed to effect any capital issuance which would result in any dilution of the percentages agreed to be purchased by Purchaser pursuant to this Agreement, other than those in connection with the Indebtedness Restructuring, or in connection with the capitalization of any premium reserves directly or indirectly owned by Sellers;

      (k) occurrence of the Closing not later than June 1, 2005, with due regard to the provisions in Section 13.1(a) below."

APPLICABLE DEFINITIONS:

Affiliate                   means, in relation to a certain person, any
                            other person directly or indirectly
                            controlled by, under common control with or
                            controlling the first person, "control"
                            having the meaning set forth in Art. 116 of
                            Law 6.404, of 12.15.1976, as amended.

Anatel                      means the National Telecommunication
                            Agency (Agencia Nacional de Telecomunicacoes).

Anatel Approval             means the Anatel approval for the
                            purchase by Telmex of a direct and indirect
                            minority interest in Net's capital stock and
                            for the execution of the Shareholders
                            Agreement of Net and the Shareholders
                            Agreement of Newco.

CADE                        means the Administrative Council for Economic Defense
                            (Conselho Administrativo de Defesa Economica).

Existing Shareholders       means the shareholders  agreement of Net entered into
                            on July 11,

Agreement                        2002, by and among Sellers, Bradesplan Participacoes S.A., Bndes Participacoes S.A. - Bndespar,
                                 Microsoft B.V., Zero Hora Editora Jornalistica S.A. and RBS Participacoes S.A.

Guarantee                        means the letter of guarantee ("fianca bancaria") to be delivered by Telmex to Shareholders, as provided for in Section 3.2 of the Share Purchase Agreement, securing the payment of a portion of the Purchase Price.

Indebtedness Restructuring       means the restructuring of Net's financial indebtedness in accordance with the conditions and parameters described in the Commitment Letters.

Materially Adverse Event         means an event in which (a) Net fails to carry out its business for a period greater than thirty (30) days; (b) Net is subject to a judicial proceeding which may result (as reasonably evaluated) in the revocation of a material portion of its licenses for rendering cable television services; or (c) Net is ruled bankrupt by a competent court in a proceeding under bankruptcy laws, and such ruling is not duly withheld, quashed or reversed.

Net Capitalization               means the increase of Net's capital stock as set forth in the Share Purchase Agreement, to be carried out within the scope of the Indebtedness Restructuring.

New ON Net Shares                means the common shares to be subscribed by the Sellers within the scope of Net Capitalization.

Newco                            means GB Empreendimentos e Participacoes  S.A., as defined in the preamble hereof.

Purchase Price                   means the purchase price of the shares to be purchased by Telmex pursuant to the Share Purchase
                                 Agreement.

Purchaser                        means Telefonos de Mexico, S.A. de C.V., or Telmex.

Sellers                          means Globopar, Roma and Distel, jointly, or the Shareholders.

Shareholders Agreement           means the shareholders of Net agreement to be entered into in accordance with Section 6.3
of Net                           (a) (v) of the Share Purchase


                            Agreement.

Shareholders Agreement      means the shareholders agreement of Newco to
of Newco                    be entered into in accordance with Section 6.3 (a) (v)
                            of the Share Purchase Agreement.

                                                                    SCHEDULE 3.2

            CONDITIONS - SECTION 5.2 OF THE SHARE PURCHASE AGREEMENT

"5.2 Conditions Precedent to Sellers' Obligations: Sellers shall be under no obligation to carry out the Closing unless if the following conditions precedent are implemented or complied with, as the case may be, either before or upon the Closing (without prejudice to Sellers' right to waive any of the referred conditions):

      (a) granting of the Anatel Approval and the making of required filings with CADE;

      (b) the consummation of the Indebtedness Restructuring, which is considered as the execution by Net of the final Transaction Documents (as defined in the Commitment Letter), which shall include: (i) Net's Capitalization through the issue of common shares at the price per share of thirty-five cents of Real (R$0.35) and (ii) the right of Net to prepay any debt outstanding as a result of the Indebtedness Restructuring at any time without any additional penalty or premium (other than customary breakage costs arising from the prepayment of debts during a LIBOR cycle);

      (c) the delivery of the Guarantee in form and substance acceptable to Sellers as provided for in Section 3.2;

      (d) if Net Capitalization if implemented by means of a public issue, obtaining of the registration with CVM of the public issue of new common and preferred shares by Net in relation to the Net Capitalization, or if Net Capitalization if implemented by means of a private issue, the publication of the Notice to Shareholders for the commencement of the private subscription of shares, in both cases under the terms and conditions provided for in Section 4.2;"

      (e) termination of the Existing Shareholders Agreement with respect to the corporate interests held by Bradesplan Participacoes S.A., Bndes Participacoes S.A. - Bndespar, Zero Hora Editora Jornalistica S.A. and RBS Participacoes S.A. , and/or the entering into of arrangements with such shareholders to the Shareholders Agreement of Net, under terms and conditions acceptable to both Sellers and Purchaser;

      (f) compliance, by Purchaser, of its material obligations hereunder, including the payment of the Purchase Price and those obligations undertaken in Sections 6.3(b) hereof;

      (g)   Purchaser's Representations and Warranties provided for in Section
      8.2 hereof being true, in their material aspects, as of the date hereof and the Closing date, as if they had been made upon Closing;

      (i) occurrence of the Closing not later than June 1, 2005, with due regard to the provisions in Section 13.1 below."

APPLICABLE DEFINITIONS:

Anatel                      means the National Telecommunication Agency (Agencia Nacional de Telecomunicacoes).

Anatel Approval             means the Anatel approval for the purchase by Telmex of a direct and indirect minority interest in Net's capital stock and for the execution of the Shareholders Agreement of Net and the Shareholders Agreement
                            of Newco.

CADE                        means the Administrative Council for Economic Defense (Conselho Administrativo de Defesa Economica).

CVM                         means the Brazilian Securities and Exchange Commission (Comissao de Valores Mobiliarios).

Existing Shareholders       means the shareholders agreement of Net entered into on July 11, 2002, by and among Sellers, Bradesplan
Agreement                   Participacoes S.A., Bndes Participacoes S.A. - Bndespar, Microsoft B.V., Zero Hora Editora Jornalistica
                            S.A. and RBS Participacoes S.A.

Guarantee                   means the letter of guarantee ("fianca bancaria") to be delivered by Telmex to Shareholders, as provided for in Section 3.2 of the Share Purchase Agreement, securing the payment of a portion of the Purchase
                            Price.

Indebtedness Restructuring  means the restructuring of Net's financial indebtedness in accordance with the conditions and parameters described in the Commitment Letters.

Net Capitalization          means the increase of Net's capital stock as set forth in the Share Purchase Agreement, to be carried out within the scope of the Indebtedness Restructuring.

Purchase Price              means the purchase price of the shares to be purchased by Telmex pursuant to the Share Purchase
                            Agreement.

Purchaser                   means Telefonos de Mexico, S.A. de C.V., or Telmex.

Sellers                     means Globopar, Roma and Distel, jointly, or the Shareholders.

Shareholders Agreement      means the shareholders agreement of Net to be entered into in accordance with Section 6.3 (a) (v) of the
of Net                      Share Purchase Agreement.

                                                                    SCHEDULE 3.3

                              FULFILLED CONDITIONS

      (a)   Anatel Approval and required presentations with CADE, pursuant to
            Section 5.1(a) and 5.2(a) of the Share Purchase Agreement;

      (b) termination of the Existing Shareholders Agreement with respect to the corporate interests held by Bradesplan Participacoes S.A., Bndes Participacoes S.A. - Bndespar, and Zero Hora Editora Jornalistica S.A. and RBS Participacoes S.A., pursuant to Section 5.1(e) e 5.2
            (e) of the Share Purchase Agreement.